Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
Subsequent Events

Note 17 — Subsequent Events

On July 7, 2026, HFIAM has been granted a Type 1 regulated activity license by the Securities and Futures Commission of Hong Kong. The license enables HFIAM to provide a range of securities dealing activities, including the distribution services to professional investors. The Company does not have any plans to commence securities-dealing activities as of the date of this filing.

As of the date of this Filing, the Cayman Registry has yet to approve the share capital reduction, the resolution for which was passed at the EGM held on June 12, 2026.

The Company has analyzed, in accordance with ASC 855-10, its operations through the date these unaudited condensed consolidated financial statements were issued, and has determined that, there are no additional material subsequent events to disclose in these unaudited condensed consolidated financial statements other than noted above.